Exhibit 10.45

FIRST AMENDMENT

TO

AGREEMENT FOR PURCHASE AND SALE AND JOINT ESCROW INSTRUCTIONS

THIS FIRST AMENDMENT TO AGREEMENT FOR PURCHASE AND SALE AND JOINT ESCROW INSTRUCTIONS (this “Amendment”) is made and entered into as of the 15th day of July, 2010, by and between CCIP/2 VILLAGE BROOKE, L.L.C., a Delaware limited liability company (“Seller”), and JRK BIRCHMONT ADVISORS, LLC, a Delaware limited liability company (“Purchaser”).

RECITALS

A.        Seller and Purchaser are parties to that certain Agreement for Purchase and Sale and Joint Escrow Instructions, dated July 12, 2010 (the “Agreement”) pertaining to the purchase and sale of certain real property located in Hamilton County, Ohio, commonly known as the Glenbridge Manors Apartments and more particularly described on Exhibit A to the Agreement (the “Property”).

B.         Seller and Purchaser intend to modify the Agreement in certain respects, as more particularly set forth hereinafter.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants set forth herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Seller and Purchaser hereby agree as follows:

1.                  Capitalized Terms.  All capitalized terms and phrases used herein but not otherwise defined shall have the same meanings given to them in the Agreement.

2.                  Feasibility Period.  Section 3.1 of the Agreement is hereby amended to provide that the Feasibility Period shall expire July 20, 2010 at 5:00 p.m. Pacific time.

3.                  Counterparts.  This Amendment may be executed in multiple counterparts, each of which shall be an original and all of which together shall constitute one and the same Amendment.  It shall not be necessary that each party execute each counterpart, or that any one counterpart be executed by more than one party, so long as each party executes at least one counterpart.

4.                  Ratification.  Except as expressly set forth in this Amendment, all other terms and conditions of the Agreement shall remain unmodified, the same being ratified, confirmed and republished hereby.

5.                  Governing Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of Ohio.

NOW, THEREFORE, the parties hereto have executed this Amendment as of the date first set forth above.

Seller:

CCIP/2 VILLAGE BROOKE, L.L.C.,

a Delaware limited liability company

By:       CONSOLIDATED CAPITAL INSTITUTIONAL             PROPERTIES/2, LP SERIES A,

a Delaware limited partnership,

its member

By:       CONCAP EQUITIES, INC.,

a Delaware corporation,

its general partner

            By:  /s/John Spiegleman

            Name:  John Spiegleman

            Title:  Senior Vice President

[SIGNATURES CONTINUED ON NEXT PAGE]

Purchaser:

JRK BIRCHMONT ADVISORS LLC,
a Delaware limited liability company

By:   JRK Birchmont Capital Partners LLC,
a California limited liability company,
its Managing Member

By:   JRK Property Holdings, Inc.,
a California corporation,
its Manager

By:  /s/Robert Lee

Name:  Robert Lee

Title:   Vice President